UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 21, 2023
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423		94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1501 Page Mill Road,	Palo Alto,	California	94304
(Address of principal executive offices)			(Zip code)
(650) 857-1501
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 21, 2023, the Board of Directors (the "Board") of HP Inc. (the "Company") adopted amendments to the Company's amended and restated bylaws (the "Bylaws"). The amendments, described below, and amended and restated Bylaws are effective June 21, 2023.

The Bylaws were amended to, among other things: (i) require that stockholders submitting a proposal or Board nomination for vote at an annual meeting maintain their ownership through the date of the meeting; (ii) limit the number of stockholder nominees a stockholder may nominate pursuant to the Bylaws' advance notice provision to the number of directors to be elected at the annual meeting; (iii) require stockholders to comply with the U.S. Securities and Exchange Commission's universal proxy rules and other securities laws, as applicable, as a condition to proposing business or a nominee at an annual meeting; (iv) provide that the Company is not required to call a special meeting requested by stockholders if the proposal submitted is not proper or otherwise violates applicable law, is similar to a proposal that was presented at a meeting within the previous 120 days, or has not been submitted in accordance with the requirements set forth in the Bylaws; (v) make certain other clarifying and conforming changes to the provisions relating to stockholder proposals and nominations; (vi) clarify the procedures for the appointment of officers; and (vii) make certain other ministerial, clarifying, and conforming changes.

This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Bylaws. The Amended and Restated Bylaws are included in Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of HP Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

DATE: June 23, 2023	By:	/s/ RICK HANSEN
	Name:	Rick Hansen
	Title:	Deputy General Counsel, Corporate and Corporate Secretary